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                                                                   EXHIBIT 10.11


                             SIXTH AMENDMENT TO THE
                              LADD FURNITURE, INC.
                        1994 INCENTIVE STOCK OPTION PLAN


         This Sixth Amendment to the LADD Furniture, Inc. 1994 Incentive Stock Option Plan (the "Plan") made this ___ day of _______________, 1999, and effective September 1, 1999.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of LADD Furniture, Inc. has appointed a committee (the "Committee") to administer the Plan; and

         WHEREAS, the Committee is authorized to amend the Plan;

         WHEREAS, certain executives of LADD Furniture, Inc. have employment agreements with the Corporation which provide for the 100% vesting of all outstanding stock options upon the occurrence of certain events; and

         WHEREAS, the Committee has determined that it is appropriate to amend the Stock Option Plan to reflect the existing provisions of the employment agreements and to provide for the 100% vesting of stock options held by such executives and the directors of the corporation upon a Change in Control of the Corporation; and

         WHEREAS, the Board of Directors has approved the Sixth Amendment to the Plan.

         NOW, THEREFORE, BE IT RESOLVED: the a new subparagraph (c) shall be added to Section 9 of the Plan to read as follows:

                           (c) Notwithstanding any other provision of the Plan, all options held by an executive employee of LADD who has an employment agreement with LADD, the terms of which provide for the vesting of all options upon a Change in Control, and all Director Options shall become 100% vested and fully exercisable upon a Change in Control.

         IN WITNESS WHEREOF, the Committee has caused this Sixth Amendment to be executed by the proper officers and its corporate seal hereto affixed as of the day and year first above written.



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